UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2016

Starwood Hotels & Resorts Worldwide, LLC

(formerly known as Starwood Hotels & Resorts Worldwide, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-7959	52-1193298
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One StarPoint, Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 964-6000

Starwood Hotels & Resorts Worldwide, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the combination transactions (as defined below), on September 23, 2016, Starwood Hotels & Resorts Worldwide, LLC (formerly known as Starwood Hotels & Resorts Worldwide, Inc., a Maryland corporation, and referred to in this report as “Starwood”), terminated all outstanding commitments under the Credit Agreement, dated as of November 30, 2012 (as amended from time to time, the “Credit Agreement”), by and among Starwood and certain of its subsidiaries, as borrowers, the lenders party thereto, J.P. Morgan Chase Bank, N.A., as administrative agent, Citigroup Global Markets Inc., as syndication agent, and Bank of America, N.A., HSBC Bank USA, National Association and Wells Fargo Bank, National Association, as documentation agents. In connection with the termination of the Credit Agreement on September 23, 2016, all outstanding obligations for principal, interest and fees under the Credit Agreement were paid off in full.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 23, 2016, Starwood completed its previously announced merger pursuant to the Agreement and Plan of Merger, dated as of November 15, 2015, as amended by Amendment Number 1, dated as of March 20, 2016 (as so amended, the “Merger Agreement”), by and among Starwood, Marriott International, Inc., a Delaware corporation (“Marriott”), Solar Merger Sub 1, Inc., a wholly owned direct subsidiary of Starwood (“Holdco”), Solar Merger Sub 2, Inc., a wholly owned direct subsidiary of Holdco (“Starwood Merger Sub”), Mars Merger Sub, Inc., a wholly owned direct subsidiary of Marriott (“Marriott Corporate Merger Sub”), and Mars Merger Sub, LLC, a wholly owned direct subsidiary of Marriott (“Marriott LLC Merger Sub”). Pursuant to the Merger Agreement, the following “combination transactions” took place:

•	Starwood Merger Sub merged with and into Starwood at 11:59 pm on September 22, 2016, with Starwood continuing as the surviving corporation and a wholly owned subsidiary of Holdco (the “Starwood Merger”);

•	Starwood was converted into a Maryland limited liability company and its name was changed to Starwood Hotels & Resorts Worldwide, LLC at 12:02 am on September 23, 2016;

•	Marriott Corporate Merger Sub merged with and into Holdco at 12:03 am on September 23, 2016, with Holdco continuing as the surviving corporation and a wholly owned subsidiary of Marriott; and

•	Holdco merged with and into Marriott LLC Merger Sub at 12:04 am on September 23, 2016, with Marriott LLC Merger Sub surviving the merger as a wholly owned direct subsidiary of Marriott.

The information in Item 3.03 of this report is incorporated into this Item 2.01 by reference.

The foregoing description of the Merger Agreement is not complete and is subject and entirely qualified by reference to the full text of (1) the Agreement and Plan of Merger, which was filed as Exhibit 2.1 to Starwood’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 16, 2015, and (2) Amendment Number 1, which was filed as Exhibit 2.1 to Starwood’s Current Report on Form 8-K with the SEC on March 21, 2016.

Starwood has incorporated the Merger Agreement by reference as an exhibit to this report to provide investors and security holders with information on its terms. That incorporation by reference is not intended to provide any other financial information about the parties to the Merger Agreement or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and only as of specific dates; were solely for the benefit of the parties; may be subject to limitations agreed upon by those parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders.

Investors and security holders should not rely on the representations, warranties and covenants or any description of those provisions as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may have changed after the date of the Merger Agreement, and that subsequent information may or may not be fully reflected in public disclosures by the parties thereto.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the combination transactions, Starwood notified the New York Stock Exchange (the “NYSE”) that trading in Starwood common stock should be suspended and listing of Starwood common stock on the NYSE should be removed. Trading of Starwood common stock on the NYSE was suspended prior to the opening of business on September 23, 2016. Starwood also requested that the NYSE file with the SEC an application on Form 25 to delist and deregister Starwood common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, Starwood intends to file with the SEC a Form 15 requesting that the reporting obligations of Starwood under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

Under the terms of the Merger Agreement, each share of Starwood common stock, par value $0.01 per share (the “Starwood Common Stock”), issued and outstanding immediately prior to the effective time of the combination transactions was cancelled and converted into the right to receive (a) $21.00 in cash, without interest, and (b) 0.800 shares of common stock, par value $0.01 per share, of Marriott.

Additionally, under the terms and conditions of the Merger Agreement, each Starwood stock option, restricted stock award, restricted stock unit award, deferred stock unit award and performance share award outstanding immediately prior to the combination transactions was automatically converted into a stock option, restricted stock award, restricted stock unit award, or deferred stock unit award, as applicable, for Marriott common stock, the number of which was determined under the adjustment mechanism set forth in the Merger Agreement, on substantially the same terms and conditions applicable to such Starwood equity-based award immediately prior to the combination transactions.

The information in Items 2.01, 3.01 and 5.03 of this report is incorporated in this Item 3.03 by reference.

The foregoing description of the Merger Agreement is not complete and is subject and entirely qualified by reference to the full text of (1) the Original Merger Agreement and (2) the Amendment.

Item 5.01	Changes in Control of Registrant.

As a result of the consummation of the combination transactions, a change of control of the registrant occurred, and Starwood became an indirect, wholly owned subsidiary of Marriott.

Bruce W. Duncan, Eric Hippeau and Aylwin B. Lewis, who were members of the Board of Directors of Starwood prior to the combination transactions, were appointed as directors of Marriott effective as of 12:03 am on September 20, 2016.

The information in Item 2.01 and Item 3.03 of this report is incorporated in this Item 5.01 by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the consummation of the combination transactions described in Item 2.01 above, Starwood’s directors and executive officers ceased serving in such capacities.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as a result of the consummation of the Starwood Merger, Starwood’s articles of incorporation and by-laws were at 11:59 pm on September 22, 2016 amended and restated to be identical to the articles of incorporation and bylaws of Starwood Merger Sub (except for Starwood’s name), as in effect immediately prior to the closing of the Starwood Merger. Copies of Starwood’s amended and restated articles of incorporation and bylaws are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Additionally, as 12:02 am on September 23, 2016, Starwood’s amended and restated articles of incorporation and bylaws ceased to be in effect and the Articles of Organization and the Limited Liability Company Operating Agreement of Starwood became effective in accordance with the terms of the Merger Agreement. Further, at 12:06 am on September 23, 2016, the Limited Liability Company Operating Agreement of Starwood was amended and restated. Copies of the Articles of Organization, the Limited Liability Company Operating Agreement and the Amended and Restated Limited Liability Company Operating Agreement are filed as Exhibits 3.3, 3.4 and 3.5, respectively, to this report and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 15, 2015, by and among Marriott International, Inc., Starwood Hotels & Resorts Worldwide, Inc., Solar Merger Sub 1, Inc., Solar Merger Sub 2, Inc., Mars Merger Sub, Inc. and Mars Merger Sub, LLC (incorporated by reference from Exhibit 2.1 of Starwood’s Current Report on Form 8-K filed with the SEC on November 16, 2015)

2.2	Amendment Number 1, dated as of March 20, 2016, by and among Marriott International, Inc., Starwood Hotels & Resorts Worldwide, Inc., Solar Merger Sub 1, Inc., Solar Merger Sub 2, Inc., Mars Merger Sub, Inc. and Mars Merger Sub, LLC (incorporated by reference from Exhibit 2.1 of Starwood’s Current Report on Form 8-K filed with the SEC on March 21, 2016)

3.1	Amended and Restated Articles of Incorporation of Starwood Hotels & Resorts Worldwide, Inc.

3.2	Amended and Restated Bylaws of Starwood Hotels & Resorts Worldwide, Inc.

3.3	Articles of Organization of Starwood Hotels & Resorts Worldwide, LLC

3.4	Limited Liability Company Operating Agreement of Starwood Hotels & Resorts Worldwide, LLC

3.5	Amended and Restated Limited Liability Company Operating Agreement of Starwood Hotels & Resorts Worldwide, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2016	STARWOOD HOTELS & RESORTS WORLDWIDE, LLC

	By:	/s/ Edward A. Ryan
		Name:	Edward A. Ryan
		Title:	Vice President

EXHIBIT INDEX

Exhibit	Description

2.1	Agreement and Plan of Merger, dated as of November 15, 2015, by and among Marriott International, Inc., Starwood Hotels & Resorts Worldwide, Inc., Solar Merger Sub 1, Inc., Solar Merger Sub 2, Inc., Mars Merger Sub, Inc. and Mars Merger Sub, LLC (incorporated by reference from Exhibit 2.1 of Starwood’s Current Report on Form 8-K filed with the SEC on November 16, 2015)

2.2	Amendment Number 1, dated as of March 20, 2016, by and among Marriott International, Inc., Starwood Hotels & Resorts Worldwide, Inc., Solar Merger Sub 1, Inc., Solar Merger Sub 2, Inc., Mars Merger Sub, Inc. and Mars Merger Sub, LLC (incorporated by reference from Exhibit 2.1 of Starwood’s Current Report on Form 8-K filed with the SEC on March 21, 2016)

3.1	Amended and Restated Articles of Incorporation of Starwood Hotels & Resorts Worldwide, Inc.

3.2	Amended and Restated Bylaws of Starwood Hotels & Resorts Worldwide, Inc.

3.3	Articles of Organization of Starwood Hotels & Resorts Worldwide, LLC

3.4	Limited Liability Company Operating Agreement of Starwood Hotels & Resorts Worldwide, LLC

3.5	Amended and Restated Limited Liability Company Operating Agreement of Starwood Hotels & Resorts Worldwide, LLC